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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 3, 2002
                                 Date of Report

                            BAXTER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


              1-4448                                    36-0781620
    ------------------------                 ---------------------------------
    (Commission file number)                 (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                       60015
---------------------------------------                       -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 948-2000





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Item 5. Other Events.

On December 3, 2002, Baxter International Inc. issued the attached press release announcing its intent to divest the majority of the services component of its Renal business and focus primarily on the products used in the treatment of kidney disease. The press release is filed as Exhibit 99 and incorporated by reference.

Item 7. Exhibits.

99      Press Release dated December 3, 2002




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     BAXTER INTERNATIONAL INC.
                                                     -------------------------
                                                           (Registrant)



                                                     By: /s/ Jan Stern Reed
                                                         ---------------------
                                                         Jan Stern Reed
                                                         Corporate Secretary

Date: December 3, 2002


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